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                                                                    EXHIBIT 10.1


                        SECOND AMENDMENT AND WAIVER DATED
                             AS OF FEBRUARY 15, 2001
                    TO AMENDED AND RESTATED CREDIT AGREEMENT
                         DATED AS OF SEPTEMBER 15, 1999

         THIS SECOND AMENDMENT AND WAIVER, dated as of February 15, 2001 (this "Amendment"), is entered into among AKORN, INC., a Louisiana corporation ("Akorn"), AKORN NEW JERSEY, INC., an Illinois corporation ("Akorn NJ"; collectively with Akorn, the "Borrowers" and each a "Borrower"), and THE NORTHERN TRUST COMPANY, an Illinois banking corporation having its principal office at 50 South LaSalle Street, Chicago, Illinois 60675 (the "Lender").

                                    RECITALS:

         A. The Borrowers and the Lender have entered into an Amended and Restated Credit Agreement dated as of September 15, 1999, as amended by a First Amendment thereto, dated as of December 28, 1999 (said Amended and Restated Credit Agreement, as so amended, shall hereinafter be referred to as the "Agreement"; the terms defined in the Agreement and not otherwise defined herein shall be used herein as defined in the Agreement).

         B. The Borrowers and the Lender wish to (a) amend the Agreement to (i) provide for monthly accounts receivable reports; (ii) grant to the Lender a lien on certain real estate of the Borrowers; (iii) reduce the Commitment from $45,000,000 to $41,000,000; (iv) amend the Applicable Percentage for LIBOR Rate and Federal Funds Rate Loans; and (v) otherwise amend certain provisions of the Agreement and (b) waive certain Events of Default.

         C.       Therefore, the parties hereto agree as follows:

1.       AMENDMENTS TO THE AGREEMENT.

               1.1. SECTION 1.1 OF THE AGREEMENT. The following amendments shall be made to Section 1.1 of the Agreement:

               (a) The definition of "Commitment" is hereby amended and restated in its entirety as of the date hereof as follows:

               ""Commitment" shall mean the aggregate commitment of the Lender to make Advances and issue Letters of Credit, which aggregate commitment shall be $45,000,000 on or before March 30, 2001 and $41,000,000 on March 31, 2001, as such amount may be further adjusted, if at all, from time to time in accordance with Section 2.3 of the Agreement.

               (b) The definition of "Applicable Percentage" is hereby amended and restated in its entirety as of the date hereof to read as follows:


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               ""Applicable Percentage" shall mean, with respect to LIBOR Rate
         Loans or Federal Funds Rate Loans, 2.50%."

                    The related definition of and use of the word "Level" is hereby deleted as of the date hereof each time it appears in the Agreement.

               (c) The definition of "Loan Documents" is hereby amended and restated in its entirety as of the date hereof to read as follows:

               ""Loan Documents" shall mean the Agreement, the Note, the Security Agreements, the Letters of Credit, the Junior Mortgage and all other agreements, instruments, documents and certificates identified in the Schedule of Documents in favor of Lender and including (without limitation) all other documents, agreements, pledges, powers of attorney, consents, assignments, contracts, notices, and all other written matter whether heretofore, now or hereafter executed by or on behalf of any Borrower or any of its Affiliates, or any employee of any Borrower or any of its Affiliates, and delivered to Lender in connection with the Agreement or the transactions contemplated hereby."

               (d) The definition of "Junior Mortgage" is hereby inserted in alphabetical order as of the date hereof to read as follows:

                ""Junior Mortgage" shall mean that certain Junior Mortgage, dated as of February 15, 2001, executed by ___________________ in favor of Lender, as the same may be amended, modified or supplemented from time to time."

               1.2. SECTION 2.3 OF THE AGREEMENT. Section 2.3 of the Agreement is hereby amended as of the date hereof to add a sentence at the end thereof as follows: "In the event the outstanding amount of Advances exceeds the Commitment at any time, the Borrowers shall prepay such excess immediately without further action or notice required from Lender."

               1.3. SECTION 5.1 OF THE AGREEMENT. Section 5.1 of the Agreement is hereby amended as of the date hereof by _______________________________ inserting a new clause (g) therein to read as follows:_______________________

               "(g) Monthly Accounts Receivable Report. Within five (5) days after the end of each month, beginning with the month ending February 28, 2001, Borrowers shall provide to Lender with an accounts receivable aging schedule for such month, and, including with such schedule, a calculation of the monthly collections of its accounts receivable for such month ended, all in form and substance satisfactory to Lender."

               1.4. SECTION 6 OF THE AGREEMENT. Section 6 of the Agreement is hereby amended as of the date hereof by inserting a new subsection 6.13 therein to read as follows:

               "6.13 Delivery of Documentation. Borrowers shall deliver to Lender, on or prior to 5:00 p.m., Chicago time, February 23, 2001 (the "Delivery Date"), in form and substance satisfactory to Lender: (a) recommendation letters from PMD

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         Consulting and Donnelly Consulting addressing the FDA 483 M Warning
         Letter issued to Borrowers from the Food and Drug Administration, and
         (b) appraisal pertaining to the Borrowers' machinery and equipment from a certified appraiser. Notwithstanding Section 8.1(c) hereof, failure to deliver the documents in the foregoing clauses (a) and (b) on or prior to the Delivery Date shall constitute an immediate Event of Default."

               1.5. EXHIBIT E TO THE AGREEMENT. The Agreement is hereby amended as of the date hereof to add a new Exhibit E thereto to be in the form set forth as Exhibit E attached hereto.

2. WAIVER. The Borrowers have advised the Lender that they are not or have not been in compliance with Section 7.10(a) (Minimum Net Income), Section 7.10(c) (Cash Flow Coverage Ratio), and Section 7.10(d) (Ratio of Funded Debt to EBITDA) of the Agreement for its fiscal quarter ended December 31, 2000. On the date hereof, as of and through December 31, 2000, the Lender waives compliance by the Borrowers with Section 7.10(a), Section 7.10(c) and Section 7.10(d). The Lender's waiver of non-compliance with Section 7.10(a), Section 7.10(c) and
Section 7.10(d) of the Agreement is limited to the specific instance of failure to comply which is described above and shall not be deemed a waiver of or consent to any other failure to comply with the terms of Section 7.10(a),
Section 7.10(c) and Section 7.10(d) of the Agreement or any other provisions of the Agreement. Such waiver shall not prejudice or constitute a waiver of any right or remedies which the Lender may have or be entitled to with respect to any other breach of Section 7.10(a), Section 7.10(c) and Section 7.10(d) or any other provision of the Agreement.

3. WARRANTIES. To induce the Lender to enter into this Amendment, each Borrower warrants that:

          3.1. AUTHORIZATION. Such Borrower is duly authorized to execute and deliver this Amendment and the Junior Mortgage and is and will continue to be duly authorized to borrow monies under the Agreement, as amended hereby, and to perform its obligations under the Agreement, as amended hereby, under the Note and under all other Loan Documents.

          3.2. NO CONFLICTS. The execution and delivery of this Amendment and the Junior Mortgage, and the performance by such Borrower of its obligations under the Agreement, as amended hereby, under the Note and under the other Loan Documents, do not and will not conflict with any provision of law or of the charter or by-laws of such Borrower or of any agreement binding upon such Borrower.

          3.3. VALIDITY AND BINDING EFFECT. The Agreement, as amended hereby, is, and the Junior Mortgage when duly executed and delivered will be, legal, valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.


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4.   CONDITIONS PRECEDENT TO AMENDMENTS AND WAIVER.  The amendments contemplated by Section 1 and the waiver in Section 2 hereof are subject to the satisfaction of each of the following conditions precedent:

          4.1. DOCUMENTATION. The Borrowers shall have delivered to the Lender all of the following, each duly executed and dated the closing date hereof, in form and substance satisfactory to the Lender:

          (a) Junior Mortgage. A duly executed Junior Mortgage, together with such UCC financing statements, title insurance notices and such other documents as the Lender shall request.

          (b) Resolutions. A copy, duly certified by the secretary or an assistant secretary of each Borrower, of (i) resolutions of such Borrower's Board of Directors authorizing or ratifying the execution and delivery of this Amendment, the Junior Mortgage and all other documents to be delivered in connection herewith and authorizing the borrowings under the Agreement, as amended hereby, (ii) all documents evidencing other necessary corporate action, and (iii) all approvals or consents, if any, with respect to this Amendment and the Junior Mortgage.

          (c) Incumbency Certificate. A certificate of the secretary or an assistant secretary of each Borrower certifying the names of such Borrower's officers authorized to sign this Amendment, the Junior Mortgage and all other documents or certificates to be delivered hereunder, together with the true signatures of such officers.

          (d) Opinion. An opinion of Burke, Warren, MacKay & Serritella, counsel to the Borrowers, addressed to the Lender, in substantially the form of Exhibit C hereto.

          (e) Certificate. A certificate of the president or chief financial officer of each Borrower as to the matters set out in Sections 4.2 and 4.3 hereof.

          (f) Participant Consent. The Lender shall have obtained the written consents of each of its existing participants to the execution, delivery and performance of this Amendment and all other documents to be delivered in connection herewith.

          (g) Other. Such other documents as the Lender may reasonably request.

          4.2. NO DEFAULT. After giving effect to the waiver herein, as of the closing date hereof, no Event of Default or Default under the Loan Documents shall have occurred and be continuing.

          4.3. WARRANTIES. After giving effect to the waiver herein, as of the closing date hereof, the warranties in the Loan Documents and in Section 3 of this Amendment shall be true and correct as though made on such date, except for such changes as are specifically permitted under the Agreement.


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          4.4. AMENDMENT FEE. The Borrowers shall have paid to the Lender, for the account of the Lender and its participants who have approved in writing the transactions contemplated by this Amendment on or before the close of business, Chicago time, on February __, 2001, a fee equal to the product of 25 basis points times the Commitment of the Lender and such consenting participants. Such fee shall be non-refundable after February __, 2001. The Lender shall forward to each consenting participant its portion of such amendment fee.

5.        GENERAL.

          5.1. EXPENSES. Each Borrower agrees to pay the Lender upon demand for all reasonable expenses, including reasonable attorneys' and legal assistants' fees (which attorneys and legal assistants may be employees of the Lender), incurred by the Lender in connection with the preparation, negotiation and execution of this Amendment, the Junior Mortgage and any document required to be furnished therewith.

          5.2. LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

          5.3. SUCCESSORS. This Amendment shall be binding upon each Borrower and the Lender and their respective successors and assigns, and shall inure to the benefit of each Borrower and the Lender and the successors and assigns of the Lender.

          5.4. CONFIRMATION OF THE AGREEMENT. The Agreement, as amended hereby, and the other Loan Documents shall remain in full force and effect and is hereby ratified and confirmed in all respects.

          5.5. REFERENCES TO THE AGREEMENT. Each reference in the Agreement to "this Agreement," "hereunder," "hereof," or words of similar import in instruments or documents provided for in the Agreement or delivered or to be delivered thereunder or in connection therewith, shall, except where the context otherwise requires, be deemed a reference to the Agreement as amended hereby.

          5.6. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by facsimile shall be as effective as delivery of a manually executed counterpart of this Amendment.


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed at Chicago, Illinois by their respective officers thereunto duly authorized as of the date first written above.

                                     AKORN, INC.

                                     By: /s/ Rita McConville
                                         ---------------------------------------

                                     Title Chief Financial Officer
                                           -------------------------------------

                                     AKORN NEW JERSEY, INC.

                                     By: /s/ Rita McConville
                                         ---------------------------------------

                                     Title Chief Financial Officer
                                           -------------------------------------

                                     THE NORTHERN TRUST COMPANY

                                     By: /s/ Deborah Brooks
                                         ---------------------------------------

                                     Title Vice President
                                           -------------------------------------


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                                    EXHIBIT C

                           [FORM OF OPINION OF COUNSEL
                                 TO THE COMPANY]



The Northern Trust Company
50 South LaSalle Street
Chicago, Illinois  60675

Attention:

Ladies and Gentlemen:

         We have acted as counsel for Akorn, Inc. and Akorn New Jersey, Inc. (collectively, the "Borrowers" and each individually a "Borrower") in connection with a Second Amendment and Waiver dated as of February 15, 2001 (the "Amendment") to the Amended and Restated Credit Agreement dated as of September 15, 1999, as amended, entered into among the Borrowers and Lender (the "Agreement"), and the transactions and other documents and instruments described therein. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings assigned to such terms in the Amendment.

         In so acting, we, as counsel for the Borrowers, have made such factual inquiries, and we have examined or caused to be examined such questions of law, as we have considered necessary or appropriate for the purposes of this opinion and, upon the basis of such inquiries and examination, advise you that, in our opinion:

         1. Each Borrower is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation, and is duly qualified and in good standing as a foreign corporation in all other jurisdictions in which its present operations or properties require such qualification.

         2. Each Borrower has full corporate power and authority to enter into the Amendment and to perform its obligations under the Agreement, as amended by the Amendment and under the Junior Mortgage.

         3. The execution and delivery of the Amendment and the Junior Mortgage, the performance by each Borrower of its obligations under the Agreement, as amended by the Amendment and under the Junior Mortgage, and the borrowings by each Borrower under the Agreement, as amended by the Amendment, have been duly authorized by all necessary corporate action, and the Amendment and the Junior Mortgage have been duly executed and delivered on behalf of each Borrower and constitute valid and binding obligations of such Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by


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bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

         4. There is no provision in such Borrower's articles of incorporation or by-laws, nor any provision in any indenture, mortgage, contract or agreement to which such Borrower is a party or by which it or its properties may be bound and of which we have knowledge, nor any law, statute, rule or regulation, nor any writ, order or decision of any court or governmental instrumentality binding on such Borrower which would be contravened by the execution and delivery of the Amendment or the Junior Mortgage, nor do any of the foregoing prohibit such Borrower's performance of any term, provision, condition, covenant or any other obligation of such Borrower contained in the Agreement, as amended by the Amendment or in the Junior Mortgage.

         5. Neither the making of the Amendment or the Junior Mortgage nor performance of the Agreement, as amended by the Amendment or the Junior Mortgage, nor the borrowing under the Agreement, as amended by the Amendment, requires the consent or approval of any governmental instrumentality.


                                                              Very truly yours,

The Northern Trust Company
50 South LaSalle Street
Chicago, Illinois  60675

Re: Second Amendment and Waiver dated as of February 15, 2001 (the "Amendment") to Amended and Restated Agreement dated as of September 15, 1999, as amended (the "Agreement"), among Akorn, Inc. and Akorn New Jersey, Inc. (the "Borrowers") and The Northern Trust Company (the "Lender")


Ladies and Gentlemen:

This certificate is being delivered to the Lender pursuant to Section 4.1(e) of the Amendment. Terms used in this certificate which are defined in the Agreement shall have the same meaning herein as therein.

In connection with the closing today of the Amendment, the undersigned officer of each Borrower hereby certifies as follows:

         1. After giving effect to the waiver in the Amendment, no Event of Default or Default under the Loan Documents has occurred and is continuing.

         2. After giving effect to the waiver in the Amendment, the warranties in the Loan Documents and in Section 3 of the Amendment are true and correct as of the date hereof as though made on the date hereof, except for such changes as are specifically permitted under the Agreement.

                                              Very truly yours,

Dated February __, 2001                       AKORN, INC.


                                              By:
                                                  ------------------------------
                                              Title:  Chief Financial Officer


                                              AKORN NEW JERSEY, INC.


                                              By:
                                                  ------------------------------
                                              Title:  Chief Financial Officer